FIRST AMENDMENT TO LEASE AGREEMENT

          THIS FIRST AMENDMENT TO LEASE AGREEMENT, is made and entered into as of the date of the last execution hereof, which date is the 3rd day of November, 2005, by and between NATIONSRENT, INC., a Delaware Corporation, through its operating subsidiaries, (each as to the particular Leases or Subleases as to which they are a party) (collectively, "Tenant") and LOWE'S CENTERS, INC., a North Carolina corporation, and LOWE'S HIW, INC., a Washington corporation (collectively "Landlord").

W I T N E S S E T H:

          WHEREAS, Tenant and Landlord originally entered into a strategic alliance agreement, dated October 12, 2000 (the "Alliance Agreement") under which the parties agreed upon a lease form to govern Landlord's leasing of Premises to Tenant; and

          WHEREAS, on September 16, 2003, Landlord elected to terminate the Alliance Agreement, which termination had no effect on existing Leases and Subleases; and

          WHEREAS, the parties hereto desire to revise certain provisions of those existing Leases and Subleases identified in Exhibit A attached hereto in order to more accurately reflect the current terms of their business arrangement.

          NOW, THEREFORE, for and in consideration of the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt of which is hereby acknowledged by each of the parties hereto, the parties hereto do agree that the Leases and Subleases shall be amended and modified as follows:

1.	Tenant does hereby waive, release, and discharge Landlord, and its successors and assigns of the following Lease and Sublease contingencies:

a)	The requirement for a fully executed Memorandum of Lease (or Sublease, for subleased premises) as set forth in Section 2.2(b);

b)	The execution and delivery of a non-disturbance agreement from any lender that Lowe's may grant a lien or security interest on the Premises as set forth in Section 2.2 (c);

c)	The execution and delivery of a non-disturbance agreement from the Prime Landlord for subleased Premises as set forth in Section 2.2(e); and

d)	The execution and delivery of a Consent, Estoppel and Non-disturbance agreement from the Prime Landlord for subleased Premises as set forth in Section 12.13.

2.	Section 3.2 is amended and modified by deleting it in its entirety and replacing it with the following language:

"3.2 OPTION TO EXTEND. Subject to and conditioned upon the provisions of this Section, Tenant shall have the right and option to extend and renew the term of this Lease [or Sublease] for an additional two (2) terms of two (2) years each (hereinafter individually and respectively referred to as "Initial Renewal Term" and the "Second Renewal Term" and collectively referred to herein as the "Renewal Term(s)"). To exercise Tenant's right to extend for the Initial Renewal Term, Tenant must give written notice to Landlord of Tenant's election to exercise the right on or before October 31, 2006. The exercise of the right to the Second Renewal Term shall be subject to the consent of Landlord, which consent may be withheld in the sole and complete discretion of Landlord. To exercise Tenant's option to extend for the Second Renewal Term, Tenant must give written notice to Landlord of Tenant's desire to extend on or before November 1, 2008. Upon receipt of such notice, Landlord shall have thirty (30) days in which to review such notice and to determine whether to consent to such renewal. In the event Landlord consents to such renewal, Landlord shall give written notice thereof to Tenant within such thirty (30) day period. Should Landlord fail to give such notice, Landlord shall be deemed to have withheld its consent, and the option to renew for the Second Renewal Term shall be void and be of no force or effect. The annual Rent for the Renewal Terms shall be $5,280 per month. In order for Tenant to exercise any Renewal Term, NationsRent must simultaneously exercise its renewal of at least a total of ninety (90) Leased or Subleased locations with Landlord. NationsRent's failure to renew at least ninety (90) Leases or Subleases shall render any right or option to extend void and of no further force or effect. The reference to the Lease Term shall hereinafter refer to the Lease Term as extended herein. Notwithstanding any of the foregoing, Tenant's right or option to exercise any Renewal Term of the Lease [or Sublease] shall be contingent upon and subject to Tenant's not being in monetary default or material non monetary default (beyond applicable notice and cure periods) of any of the terms or provisions of the Lease [or Sublease] or any other Lease [or Sublease] between Tenant and Landlord, either on the date the applicable extension and renewal right is exercised, or on the date of commencement of the applicable Renewal Term. (Notwithstanding the foregoing, if Tenant is in default under any particular Lease or Sublease beyond all applicable notice and cure periods, then Landlord shall have the right to terminate the particular Lease or Sublease whether such default is material or non material.)

3.	Section 4.1 is amended and modified by deleting it in its entirety and replacing it with the following language:

"4.1 TAXES. Landlord shall pay all ad valorem and property taxes on the Real Property ("Real Estate Taxes"). Real Estate Taxes shall exclude any income, excess profits, single business, inheritance, succession, transfer, franchise, capital or other tax assessments upon Landlord or Landlord's interest in the Premises, fine, penalty, cost or interest for any taxes Landlord failed to timely pay, offsite levies, impact fees or any charges similar to the foregoing. Tenant's annual share of Real Estate Taxes shall be equal to One Thousand Two Hundred Dollars ($1,200) ("Tenant's Real Estate Taxes"). Tenant shall pay Tenant's Real Estate Taxes to Landlord within thirty (30) days of Tenant's receipt of a copy of the Landlord's Real Estate Tax bill. Tenant shall also pay any and all personal property, inventory, equipment, rental excise and other similar taxes on Tenant inventory and equipment, and/or rental payments."

4.	Section 5.1 is amended and modified by deleting the second (2nd) grammatical paragraph in its entirety and inserting the following language:

"Landlord shall maintain, repair (and replace if required) throughout the Lease Term, the building structure including the floor (except floor coverings), roof (including the ceiling if damaged by leakage), exterior walls, utility lines to the exterior of the Premises, the heating, ventilating and air conditioning ("HVAC") system, the fire sprinkler system and any other building systems that are shared between the Premises and the adjacent building occupied by Landlord. Except as provided herein, Tenant shall be responsible for all day to day cleaning, maintenance and repair of the interior of the Premises, including, but not limited to, interior plumbing, interior electrical, fire extinguishers, security system, window glass, interior walls, ceilings and floor coverings, if any (including carpet and tiles), and damage by vandals. As the result of Tenant's responsibilities, Tenant shall maintain the interior of the Premises in a sightly, safe condition and good state of repair. Tenant's minimum standard of acceptable maintenance shall be comparable to the standard of maintenance followed by Landlord in its retail facility; notwithstanding the foregoing, however, Tenant shall operate and maintain the interior in compliance with all applicable Governmental Requirements and the provisions of the Lease (Sublease). In addition to the general interior maintenance requirements and standards, Tenant shall regularly check the sewage grinder pump, and upon its failure, replace the existing pump with either a Simplex grinder pump (model LSG 202A, with a 2 horse-power, 208 volt single phase motor) or a Zoeller grinder pump (model 1820C, with a 2 horse-power, 208 volt single phase motor). Landlord shall perform quarterly maintenance on the HVAC units servicing the Premises, and Tenant shall reimburse Landlord for such maintenance within forty-five (45) days of receipt of an invoice for same. For those months in which Landlord is not performing quarterly maintenance on the HVAC units, Tenant shall replace the HVAC filters with a filter that meets or exceeds the HVAC manufacturers' specifications. In the event a HVAC unit fails due to design problems or deficient specifications, then Tenant shall notify Landlord of such failure, and Landlord shall arrange for and complete the replacement of the HVAC at Tenant's sole cost and expense, payable within thirty (30) days of Tenant's receipt of the invoice for the replacement HVAC and the associated work.

Landlord shall reasonably comply with all presently existing and future laws, codes, regulations and other governmental requirements, including without limitation the Americans with Disabilities Act requiring changes, alterations or improvements to the Premises, unless such legal requirement is solely and directly necessitated by Tenant's particular manner of use or occupancy of the premises. Landlord shall promptly give notice to Tenant of any written notice in respect of the premises from governmental authorities. Tenant may, in good faith, dispute the validity of any complaint or action taken pursuant to or under color of any of the foregoing, defend against the same, and in good faith diligently conduct any necessary proceedings to prevent and avoid any adverse consequence of the same (provided that Tenant shall not commence any litigation against a governmental authority with respect to laws, codes, regulations and other governmental requirements without first obtaining Landlord's prior written approval, which shall not be unreasonably withheld, delayed or conditioned)."

5.	Article 6 is amended and modified by inserting a new Section 6.5 that reads as follows:

"6.5 CONTINUOUS OPERATING COVENANT. Tenant agrees to operate in all of the Premises during the entire term of this Lease [or Sublease], and to conduct its business at all times in a first class and reputable manner, maintaining at all times a full staff of employees and a complete stock of rental equipment and related merchandise (as provided elsewhere herein). Tenant shall open for business and continuously operate its equipment rental, leasing and sales facility in the Premises during the same days and similar hours as Landlord's Retail Facility. Tenant acknowledges that its failure to comply with the provisions of this Section 6.5 would cause Landlord substantial damages that would be difficult or insusceptible of exact proof. Accordingly, the parties have agreed that if Tenant fails to comply with the provisions of this Section 6.5, the Landlord shall not be required to prove its actual damages for breach of this Section 6.5, but in lieu thereof Tenant shall pay Landlord, as liquidated damages, an additional rent equal to the lesser of twelve (12) months Rent , or the prorated daily Rent for the remainder of the Lease Term ("Liquidated Damage Rent"). The Liquidated Damage Rent shall be paid within thirty (30) days of closing a business on the Premises and shall not reduce, abate, or otherwise diminish Tenant's obligation to pay Rent for the remainder of the Lease Term. . In addition to (not in lieu of), Landlord may elect after giving ten (10) business days prior written notice to take immediate possession of the Premises for the purpose of commencing reletting efforts. Nothing in this Section 6.5 shall be construed or interpreted as a limitation upon Landlord's right to obtain specific performance of Tenant's obligations to continuously operate in the manner herein specified or to recover any other provable monetary damages since the Liquidated Damage Rent and Landlord's right to repossess the Premises are intended, and are hereby explicitly acknowledged by Tenant, to be cumulative remedies available to Landlord in addition to any an all other rights and remedies available under this Agreement, at law, or in equity.

Notwithstanding the foregoing, Landlord agrees Tenant's cessation of business shall not constitute a breach of Tenant's obligation to continuously operate if such cessation: (i) is less than one hundred and twenty (120) days following a casualty, condemnation, or an Act of God, which period shall be extended day-for-day that Landlord is not operating on the Real Property; (ii) the result of a governmental order, cessation of operations by Landlord, or a breach of this Agreement by Landlord that prevents Tenant from operating Tenant's business; or (iii) due to Tenant's non renewal of the Lease Term. Further, Tenant shall have the right at anytime during the Lease Term to close up to and including ten (10) stores, provided that Tenant: (a) maintains at least ninety (90) Leased or Subleased locations open and operating (subject to temporary cessation of operations as provided above), and (b) gives Landlord at least ninety (90) days prior written notice of the planned closing date of any store it intends to close. The particular Lease (or Sublease) for the closed store shall terminate on the date the store closes ("closing date"), and from and after the closing date, all Rent, Real Estate Taxes and other charges and obligations for such store shall cease, except for those obligations set forth in the Lease (or Sublease) that specifically survive any such termination. Furthermore, notwithstanding anything to the contrary stated in this Agreement, Landlord's right to repossess the Premises shall be null and void in the event Tenant, prior to Landlord issuing the notice of repossession, reopens for business in the Premises."

6.	Section 9.1 is amended and modified by deleting the second (2nd) grammatical sentence and replacing it with the following language:

"At its sole cost and expense, Landlord shall sub-meter the HVAC, water, electric and sprinklers, and Landlord shall cooperate with Tenant in the connection with same."

7.	All capitalized terms used herein, but not otherwise defined, shall have the meaning ascribed to them in the Lease (Sublease). Unless otherwise amended, modified, or supplemented herein, all the other terms, covenants, and conditions of the Lease (Sublease) shall remain in full force and effect. This First Amendment to Lease shall operate as an amendment to each Lease and Sublease shown on Exhibit "A" in the same manner as if the parties had executed a separate amendment for each individual Lease or Sublease.

[Signatures begin on following page]

          IN WITNESS WHEREOF, the parties have caused this First Amendment to Lease to be executed as of the date first set forth above.

WITNESSES

/s/ Brenda E. Howell
Print Name: Brenda E. Howell

/s/ Jeffrey E. Gray
Print Name: Jeffrey E. Gray

/s/ Brenda E. Howell
Print Name: Brenda E. Howell

/s/ Jeffrey E. Gray
Print Name: Jeffrey E. Gray

/s/ Maria T. deClaire
Print Name: Maria T. deClaire
Title: Vice President

/s/ Michelle G. Kuper
Print Name: Michelle G. Kuper	LOWE'S HIW, INC.

/s/ David E. Shelton
Name: David E. Shelton
Title: Senior Vice President

LOWE'S HOME CENTERS, INC.

/s/ David E. Shelton
Name: David E. Shelton
Title: Senior Vice President

NATIONSRENT, INC.

/s/ Jorge L. Martin
Name: Jorge L. Martin

EXHIBIT A

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      Lowe's    NRI
      Store #   Store # Store Name                          Address                        City             State     Zip Code
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1        98      237-L  Katy                   19935 Katy Freeway                         Houston           TX        77094
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2        501     238-L  N. West Houston        19580 State Hwy 249                        Houston           TX        77070
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3        503     239-L  East Jacksonville      9525-A Regency Square Boulevard N          Jacksonville      FL        32225
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4        502     240-L  South Jacksonville     4040 Oldfield Crossing Drive, suite 100    Jacksonville      FL        32223
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5        265     236-L  N. East Columbus       4149 Morse Crossing Road                   Columbus          OH        43219
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6        181     235-L  S. West Columbus       1675 Georgesville Square Drive             Columbus          OH        43228
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7        512     251-L  Stockbridge            3501 Mt. Zion Road                         Stockbridge       GA        30281
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8        190     254-L  Cartersville           303 Marketplace Blvd.                      Cartersville      GA        30120
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9        505     250-L  East Plano             5001 Central Expressway                    Plano             TX        75023
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10       520     257-L  South Arlington        1000 West Arbrook                          Arlington         TX        76015
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11       533     260-L  Hurst                  772 Grapevine Highway                      Hurst             TX        76054
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12       498     264-L  Clarksville            2118 Lowe's Drive                          Clarksville       TN        37040
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13       642     252-L  West Colonial          8720 W. Colonial Drive                     Orlando           FL        32818
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14       240     263-L  Vero Beach             6110 20th Street                           Vero Beach        FL        32966
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15       543     265-L  Woodstock              573 Molly Lane                             Woodstock         GA        30189
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16       573     266-L  Brandon                11371 Causeway Blvd.                       Brandon           FL        33511
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17       724     269-L  New Port Richey        8308 Little Road                           New Port Richey   FL        34654
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18       275     272-L  West Indianapolis      975-A Beachway Drive                       Indianapolis      IN        46224
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19       670     255-L  South Orlando          2820 West Sandlake Road                    Orlando           FL        32819
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20       590     267-L  N. West Austin         13201 N. FM 620, Bldg G, Unit 100          Austin            TX        78729
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21       489     274-L  Huntersville           16824 Statesville Road                     Huntersville      NC        28078
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22       594     270-L  Trussville             1887 Edwards Lake Road                     Trussville        AL        35235
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23       510     275-L  Mesquite               4444 N. Galloway Avenue                    Mesquite          TX        75150
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24       697     273-L  Concord                942 Concord Parkway North                  Concord           NC        28027
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25       534     271-L  N. West Cincinnati     10221 Colerain Avenue                      Cincinnati        OH        45252
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26       564     277-L  Central Tampa          6273 W. Waters Avenue                      Tampa             FL        33634
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27       665     280-L  West Plano             19210 Preston Road, Suite A                Dallas            TX        75252
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28       689     279-L  S. East Austin         5510 South IH35, Unit 100                  Austin            TX        78745
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29       595     276-L  Moorseville            507 River Highway                          Moorseville       NC        28117
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30       28      281-L  Texas City             3620 Emmett F. Lowry Expwy.                Texas City        TX        77590
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31       711     268-L  North Columbus         1461 Polaris Parkway                       Columbus          OH        43240
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32      1091     278-L  Marion                 1838 Marion Mt. Gilead Road                Marion            OH        43302
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33       457     284-L  Franklin Square        3260 East Franklin Blvd.                   Gastonia          NC        28056
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34       97      282-L  Baytown                5002 Garth Road                            Baytown           TX        77521
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35       668     283-L  Hendersonville         360-A East Main Street                     Hendersonville    TN        37075
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36       725     259-L  West Davie             6600 Dykes Road, Suite 100                 Davie             FL        33331
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37       272     290-L  East Indianapolis      8801-A East 25th Street                    Indianapolis      IN        46219
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38       710     288-L  John's Creek           3582 Peachtree Parkway                     Suwanee           GA        30024
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39       442     291-L  South Indianapolis     8850-A Madison Avenue                      Indianapolis      IN        46227
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40       754     286-L  Oakland Park           1011 W. Oakland Park Blvd.                 Oakland Park      FL        33311
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41       678     292-L  Cumming                933 Marketplace Blvd                       Cumming           GA        30041
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42       615     287-L  Alpharetta             10580 Duke Drive, Suite #1                 Alpharetta        GA        30004
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43      1605     308-L  Spring Hill            4790 Commercial Way                        Spring Hill       FL        34606
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44      1515     300-L  The Woodlands          3052 College Park Drive, Suite 100         Conroe            TX        77384
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45       542     299-L  Mason                  9380-B Mason Montgomery Rd                 Mason             OH        45040
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46       696     294-L  Melbourne              2150 Minton Ave, Ste #101                  Melbourne         FL        32904
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47      1582     309-L  N.W. Ft. Worth         3500 NW Center Dr, Ste 100                 N.W. Ft. Worth    TX        76135
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48       580     324-L  Homewood               385 State Farm Parkway West                Homewood          AL        35209
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49       680     329-L  Monroe                 2348 W. Roosevelt Blvd.                    Monroe            NC        28110
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50       159     318-L  San Marcos             2211 IH 35 South, Ste. 100                 San Marcos        TX        78666
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51      1088     316-L  N.West San Antonio     11333 Bandera Rd., Ste. 100                San Antonio       TX        78250
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52       703     303-L  W Jensen Beach         4102 N. W. Federal Hwy                     Jensen Beach      FL        34957
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53      1168     327-L  Mooresville            841 Bridge Street                          Mooresville       IN        46158
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54       303     321-L  Middletown             3135 Towne Blvd                            Middletown        OH        45044
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55       390     323-L  Hermitage              5029 Old Hickory Blvd.                     Hermitage         TN        37076
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56       525     258-L  South Ft. Worth        4305 Bryant Irvin Rd., Suite 100            Ft. Worth        TX        76109
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57       495     331-L  Oviedo                 1155 Vidina Place #109                     Oviedo            FL        32765
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58       495     330-L  Salisbury              209 Faith Road                             Salisbury         NC        28146
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59       506     342-L  Athens                 1853 Epps Bridge Parkway                   Athens            GA        30606
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60       33      337-L  Newnan                 957 Bullsboro Dr                           Newnan            GA        30265
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61      1003     328-L  Tampa Palms            6211 Commerce Palms Dr                     Tampa             FL        33647
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62       377     311-L  Pineville              10627 McMullen Creek Pkwy.                 Charlotte         NC        28226
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63      1131     317-L  Royal Oaks             2610 Kirkwood Drive -space B               Houston           TX        77077
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64       783     339-L  Lakeland               3527 Lakeland Highlands Rd                 Lakeland          FL        33803
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65       569     340-L  Lake County            9540 US Hwy. # 441, suite #102             Leesburg          FL        34788
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66      1506     341-L  Rockledge              3790 Fiske Blvd suite 101                  Rockledge         FL        32955
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67       434     319-L  Gainesville            406 Shallowford Road                       Gainesville       GA        30504
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68       532     322-L  Franklin               3060-A Mallory Lane                        Franklin          TN        37067
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69       232     348-L  Conroe                 1920 Westview Blvd.                        Conroe            TX        77304
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70       629     349-L  West Nashville         7034 Charlotte Pike                        Nashville         TN        37209
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71       592     293-L  Cape Coral             1651 N. E. Pine Island Rd.suite 100        Cape Coral        FL        33909
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72       479     295-L  Ft.Walton Beach        772 Beal Parkway                           Ft.Walton Beach   FL        32547
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73      1626     350-L  Smyrna                 412 Genie Lane                             Smyrna            TN        37167
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74       582     296-L  Ft. Myers              7001 Gladiolus Drive, suite 100            Ft. Myers         FL        33912
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75      1625     353-L  N.East San Antonio     11718 I.h. 35 North, suite 100             San Antonio       TX        78233
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76      1603     344-L  Snellville             1615 Scenic Highway Suite 100              Snellville        GA        30078
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77      1079     345-L  Winter Haven           700 3rd Street S.W./488 Citi Centre        Winter Haven      FL        33880
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78      1031     363-L  Anderson               3321 South Scatterfield Road               Anderson          IN        46013
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79       53      365-L  West Ft. Wayne         4428 Illinois Road                         Fort Wayne        IN        46804
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80      1145     378-L  East Houston           6161 E. Sam Houston Pkwy N.                Houston           TX        77049
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81       200     364-L  Mishawaka              4640 North Grape Road                      Mishawaka         IN        46545
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82       207     372-L  Wilmington Pike        6290 Wilmington Pike                       Centerville       OH        45459
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83       453     362-L  Springfield            1609 N. Bechtle Ave.                       Springfield       OH        45503
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84      1160     343-L  S. E. Cincinnati       618 Mount Moriah Dr.- Suite B              Cincinnati        OH        45245
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85      1579     371-L  North San Antonio      1200 North F.M. 1604 W, suite 100          San Antonio       TX        78248
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86       700     359-L  Lincolnton             1605 East Main Street                      Lincolnton        NC        28092
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87      1592     334-L  Plant CIty             2805 James L. Redman Parkway               Plant City        FL        33566
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88       42      361-L  Dayton - Trotwood      5345 Salem Ave                             Trotwood          OH        45426
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89      1699     360-L  N. E. Jacksonville     12945 Atlantic Blvd, suite 100             Jacksonville      FL        32225
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90      1504     369-L  West San Antonio       203 Loop 410 S.W. , suite 100*             San Antonio       TX        78245
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91        3      368-L  SE Columbus            2900 Brice Road                            Columbus          OH        43232
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92      1059     354-L  Frisco                 3360 Preston Road, suite # 354             Frisco            TX        75034
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93      1161     346-L  Waterford Lakes        12206 Lake Underhill Rd                    Orlando           FL        32825
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94      1530     382-L  Atascocita             7355 FM 1960 Road East -space A            Humble            TX        77346
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95       448     380-L  Panama City            300 East 23rd Street -suite B              Panama City       FL        32405
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96      1119     384-L  Chanblee               4950 Peachtree Industrial Blvd             Chamblee          GA        30341
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97       681     383-L  NC Houston             1521 North Loop West-space B               Houston           TX        77008
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98      1691     376-L  West Jacksonville      Cassat Ave. suite 1 (5155 Lenox Ave.)      Jacksonville      FL        32254
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99      1598     379-L  SE Orlando             3550 South Semoran Blvd                    Orlando           FL        32822
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100     1841     377-L  N.W. Miami Dade         17460 N.W. 57th Avenue, suite 100         Hialeah           FL        33015
                        Miami Lakes)
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